Exhibit 10.5

AMENDMENT NUMBER 1 TO LETTER AGREEMENT DCT-022/03

This Amendment Number 1 to the Letter Agreement DCT-022/03, dated as of December 22nd, 2003 (this “Amendment”) relates to the Letter Agreement Number DCT-022/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated May 9th, 2003 (as amended, the “Letter Agreement”), Buyer and Embraer are collectively referred to herein as the “Parties”. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Letter Agreement or in the Purchase Agreement DCT-021/03 dated as of May 9th, 2003 (as amended, the “Purchase Agreement”).

This Amendment sets forth the further agreement between Embraer and Buyer relative to, among other things, ***.

NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.	***

***. Therefore, Section 13.3 of the Letter Agreement is hereby deleted and replaced with the following:

“***”

2.	***

***.

***.

3.	REFERENCES REVISION

3.1 ***.

3.2 ***.

3.3 ***.

3.4 ***.

4.	EFFECT UPON LETTER AGREEMENT

All terms and conditions of the Letter Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. In the event any conflict exists between the terms of the

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Letter Agreement and the terms of this Amendment, the terms of this Amendment shall control.

5.	COUNTERPARTS

This Amendment may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

US AIRWAYS GROUP, INC.		EMBRAER – EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

By:	/s/ Eilif Serck-Hanssen	By:	/s/ Carlos Rocha Villela

Name:	Eilif Serck-Hanssen	Name:	Carlos Rocha Villela

Title:	VP – Finance & Treasurer	Title:	Vice-President and General Counsel

		By:	/s/ Flavio Rimoli

		Name:	Flavio Rimoli

		Title:	Sr. Vice President—Airline Market

Witness:	/s/ Ross L. Cotjanle	Witness:	/s/ Hilario M. Oliveira

Name:	Ross L. Cotjanle	Name:	Hilario M. Oliveira

Date:	December 22, 2003	Date:	January 6, 2004
Place:	Arlington, VA	Place:	Sao Jose Dos Campos, SP Brazil

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